Bank of America (logo)

                         SECURITY  AGREEMENT
                            (Multiple Use)


                1.   THE SECURITY.    The undersigned  Scientific
Industries,  Inc. (the  "Pledger") hereby assigns  and grants to
Bank of America,   N.A., its successors  and assigns ("BANA"), and
to Bank of America Corporation and its subsidiaries and affiliates (BANA and all such secured parties, collectively, the "Bank") a security interest in the following described property now owned or hereafter acquired by the Pledger (the "Collateral"):

               (a) All accounts, and all chattel paper, instruments, deposit accounts, letter of credit rights, and general intangibles related thereto; and all returned or repossessed goods which, on sale or lease, resulted in an account.

               (b)  All inventory.

               (c) All equipment and fixtures now owned or hereafter acquired by the Pledger, (including, but not limited to, the equipment described in the attached Equipment Description, if any).

               (d) All negotiable and nonnegotiable documents of title covering any Collateral.

               (e) All accessions, attachments and other additions to the Collateral, and all tools, parts and equipment used in connection with the Collateral.

               (f) All substitutes or replacements for any Collateral, all cash or non-cash proceeds (including insurance proceeds), products, rents and profits of the Collateral, and all income, benefits and property
receivable  on account of the Collateral,   and all supporting
obligations  covering  any Collateral.

               (g) All books, data and records pertaining to any Collateral, whether in the form of a writing, photograph, microfilm or
electronic  media,   including but not limited   to any computer-
readable memory and any computer software necessary to process such memory ("Books and Records").

                2.   THE INDEBTEDNESS.     The obligations secured by
this Agreement  are the payment and performance  of (a) all present and
future Indebtedness  of the Pledger to the Bank;   (b) all obligations
of the Pledger and rights of the Bank under this Agreement; and (c) all present and future obligations of the Pledger to the Bank of other kinds.
 Each party obligated  under any Indebtedness  is referred to in this
Agreement  as a "Debtor."   "Indebtedness"  is used in  its most c
omprehensive  sense and includes any and all advances,  debts, obligations
and liabilities of the Debtor,   now or hereafter existing, absolute or
contingent, liquidated or unliquidated, determined or undetermined, voluntary or involuntary, including under any swap, derivative, foreign exchange, hedge, or other arrangement ("Swap"), deposit, treasury management or other similar transaction or arrangement, and whether the Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable. "Indebtedness" secured by the Collateral of such Pledger shall not include obligations arising under any Swap to which it is not party if, and to the extent that, all or a portion of the guaranty by such Pledger to the Bank of, or the grant by such Pledger of a security interest to the Bank to

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secure, such Swap, would violate the Commodity  Exchange Act
(7 U.S.C.,   Sec. 1.  et. seq.)   by virtue of such Pledgor's failure
to constitute an "eligible contract participant" as defined in the Commodity Exchange Act at the time such guaranty or grant of such security interest becomes effective with respect to such Swap.

Except as otherwise agreed in writing by the Bank and the Pledgor, if the Indebtedness includes, now or hereafter, any Special Flood Zone Loan, then the following shall apply: The Special Flood Zone Loan shall not be secured under this Agreement by any Collateral which would constitute "contents" located within the Flood Zone Improvements.

               3.   PLEDGOR'S  COVENANTS.   The Pledgor represents,
covenants and warrants that unless compliance is waived by the Bank in writing:

               (a) The Pledgor agrees: (i) to indemnify the Bank against all losses, claims, demands, liabilities and expenses of every kind caused by any Collateral; (ii) to permit the Bank to exercise its rights under this Agreement; (iii) to execute and deliver such documents as the Bank deems necessary to create, perfect and continue the security interests contemplated by this Agreement; (iv) not to change its name (including, for an individual, the Pledgor's name on any driver's license or special identification card issued by any state), and as applicable, its chief executive office, its principal residence or the jurisdiction in which it is organized and/or registered or its business structure without giving the Bank at least 30 days prior written notice; (v) not to change the places where the Pledgor keeps any Collateral or the Pledgor's Books and Records concerning the Collateral without giving the Bank prior written notice of the address to which the Pledgor is moving same; and (vi) to cooperate with the Bank in perfecting all security interests granted by this Agreement and in obtaining such agreements from third parties as the Bank deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights under this Agreement.

               (b)  The Pledgor agrees with regard to the Collateral,
unless the Bank agrees otherwise  in writing:   (i) that the Bank is
authorized to file financing statements in the name of the Pledgor to perfect the Bank's security interest in the Collateral; (ii)
that the Bank is authorized to notify any account debtors, any buyers of the Collateral, or any other persons of the Bank's interest in the Collateral, (iii) where applicable, to operate the Collateral in accordance with all applicable statutes, rules and regulations relating to the use and control of the Collateral, and not to use any Collateral for any unlawful purpose or in any way that would void any insurance required to be carried; (iv) not to remove the Collateral from the Pledgor's premises except in the ordinary course of the Pledgor's business; (v) to pay when due all license fees, registration fees and other charges in connection with any Collateral; (vi) not to permit any lien on the Collateral, including without limitation, liens arising from repairs to or storage of the Collateral, except in favor of the Bank; (vii) not to sell, hypothecate or dispose of, nor permit the transfer by operation of law of, any Collateral or any interest in the Collateral, except sales of inventory to buyers in the ordinary course of the Pledgor's business; (viii) to permit the Bank to inspect the Collateral at any time; (ix) to keep, in accordance
with generally accepted accounting  principles,   complete and
accurate Books and Records regarding all the Collateral, and to permit the Bank to inspect the same and make copies at any reasonable time; (x) if requested by the Bank, to receive and use reasonable diligence to collect the Collateral consisting of accounts and other rights to payment and proceeds, in trust and as the property of the Bank, and to immediately endorse as appropriate and deliver such Collateral to the Bank daily in the exact form in which they are received together with a collection report in form satisfactory to the Bank; (xi) not to commingle the Collateral, or collections with respect to the Collateral, with other property; (xii) to give only normal allowances and credits and to advise the Bank thereof immediately in writing if they affect any rights to payment or proceeds in any material respect; (xiii) from time to time, when requested by the Bank, to prepare and deliver a schedule of all the Collateral subject to this Agreement and to assign in writing and deliver to the Bank all accounts, contracts, leases and other chattel paper, instruments, and documents;
(xiv) in the event the Bank elects to receive


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payments or rights to payment or proceeds hereunder, to pay all expenses incurred by the Bank, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and other expenses; and (xv) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all the Collateral and, as appropriate and applicable, to keep all the Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all the Collateral free and clear of all defenses, rights of offset and counterclaims.

               (c) If any Collateral is or becomes the subject of any registration certificate, certificate of deposit or negotiable document of title, including any warehouse receipt or bill of lading, the Pledgor shall immediately deliver such document to the Bank, together with any necessary endorsements.

               (d) The Pledgor will maintain and keep in force all risk insurance covering the Collateral against fire, theft, liability and extended coverages (including without limitation flood, windstorm coverage and hurricane coverage as applicable), to the extent that any Collateral is of a type which can be so
insured. Such insurance shall be in form, amounts,   coverages
and basis reasonably acceptable to the Bank, shall require losses to be paid on a replacement cost basis, shall be issued by insurance companies acceptable to the Bank and include a lender loss payable endorsement and additional insured endorsement in favor of the Bank in a form acceptable to
the Bank.    Upon the request of the Bank, the Pledgor will
deliver to the Bank a copy of each insurance policy, or, if permitted by the Bank, a certificate of insurance listing all insurance in force.

               (e) The Pledgor will not attach any Collateral to any real property or fixture in a manner which might cause such Collateral to become a part thereof unless the Pledgor first obtains the written consent of any owner, holder of any lien on the real property or fixture, or other person having an interest in such property to the removal by the Bank of the
Collateral from such real property or fixture.   Such written
consent shall be in form and substance acceptable to the Bank and shall provide that the Bank has no liability to such owner, holder of any lien, or any other person.

       4. BANK RIGHTS. The Pledgor appoints the Bank its attorney in fact to perform any of the following rights, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by the Bank's officers and employees, or any of them, whether or not the Pledger is in default: (a) to perform any obligation of the Pledger hereunder in the Pledger's name
or otherwise;   (b) to release persons liable on the Collateral
and to give receipts and acquittances  and compromise  disputes;
(c) to release or substitute  security; (d) to prepare,
execute, file,  record or deliver notes, assignments,  schedules,
designation  statements,   financing  statements,  continuation
statements, termination statements, statements of assignment, applications for registration or like documents to perfect, preserve or release the Bank's interest in the Collateral;
(e) to take cash,   instruments for the payment of money and
other property to which the Bank is entitled; (f) to verify facts concerning the Collateral by inquiry of obligors
thereon,   or otherwise,   in its own name or a fictitious
name; (g) to endorse, collect,  deliver and receive payment
under instruments  for the payment of money constituting  or
relating to the Collateral;  (h) to prepare,   adjust, execute,
deliver and receive payment  under insurance claims,  and
to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by the
Bank, at the Bank's sole option,   toward repayment of the
Indebtedness  or, where appropriate,   replacement  of the
Collateral; (i) to enter onto the Pledger's premises in inspecting the Collateral; U) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which proceeds
may have been deposited,   and to apply funds so withdrawn
to payment of the Indebtedness; (k) to preserve or release the interest evidenced by chattel paper to which the Bank is entitled and to endorse and deliver any evidence of title; and (I) to do all acts and things and execute all documents in the name


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of the Pledgor or otherwise,  deemed by the Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights.

         5. DEFAULTS. Any one or more of the following shall be a default hereunder:

     (a) The occurrence of any defined or described event of default under, or any default in the performance of or compliance with any obligation, agreement, representation, warranty, or other provision contained in (i) this Agreement, or (ii) any other contract or instrument evidencing the Indebtedness.

     (b) Any involuntary lien of any kind or character attaches to any Collateral, except for liens for taxes not yet due.

         6.   BANK'S REMEDIES AFTER DEFAULT.   In the event
of any default, the Bank may do any one or more of the following, to the extent permitted by law:


     (a) Declare any Indebtedness immediately due and payable, without notice or demand


     (b) Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

     (c) Enforce the security interest of the Bank in any deposit account of the Pledgor maintained with the Bank by applying such account to the Indebtedness.

     (d) Require the Pledgor to obtain the Bank's prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any Collateral consisting of inventory.

     (e) Require the Pledgor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to the Bank in kind.

     (f) Require the Pledgor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under the Bank's exclusive control.

     (g) Give notice to others of the Bank's rights in the Collateral, to enforce or forebear from enforcing the same and make extension and modification agreements.

     (h) Require the Pledgor to assemble the Collateral, including the Books and Records, and make them available to the Bank at a place designated by the Bank.

     (i) Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of the Pledgor's equipment, if the Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.

     (j)   Demand and collect any payments on and proceeds of
the Collateral.   In connection  therewith  the Pledgor
irrevocably authorizes the Bank to endorse or sign the Pledgor's name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to the Pledgor and remove therefrom any payments and proceeds of the Collateral.

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     (k)  Grant extensions  and compromise  or settle claims
with respect to the Collateral for less than face value, all without prior notice to the Pledgor.

     (l) Use or transfer any of the Pledger's rights and interests in any Intellectual Property now owned or hereafter acquired by the Pledger, if the Bank deems such use or transfer necessary or advisable in order to take possession of, hold,
preserve,   process, assemble, prepare for sale or lease,
market for sale or lease, sell or lease, or otherwise dispose of, any Collateral. The Pledger agrees that any such use or transfer shall be without any additional consideration to the Pledger. As used in this paragraph, "Intellectual Property" includes, but is not limited to, all trade secrets, computer software, service marks, trademarks, trade names, trade styles, copyrights, patents, applications for any of the foregoing, customer lists, working drawings, instructional manuals, and rights in processes for technical manufacturing, packaging and labeling, in which the Pledger has any right or interest, whether by ownership, license, contract or otherwise.

     (m) Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral. The
Pledger hereby consents to the appointment of such a receiver and agrees not to oppose any such appointment.

     (n)  Take such measures as the Bank may deem necessary
or advisable to take possession  of,  hold,   preserve,
process,   assemble,   insure,   prepare for sale or lease,
market for sale or lease,  sell or lease,  or otherwise
dispose of,  any Collateral,   and the Pledger hereby
irrevocably constitutes and appoints the Bank as the Pledger's attorney-in-fact to perform all acts and execute all documents in connection therewith.

     (o)  Without notice or demand to the Pledger, set off
and apply against any and all of the Indebtedness  any and
all deposits (general or special, time or demand,  provisional
or final) and any other indebtedness,   at any time held or
owing by the Bank or any of the Bank's agents or affiliates to or for the credit of the account of the Pledger or any guarantor or endorser of the Pledger's Indebtedness.

     (p) Exercise all rights, powers and remedies which the Pledger would have, but for this Agreement, with respect to all Collateral.

     (q) Receive, open and read mail addressed to the Pledgor.

     (r) Resort to the Collateral under this Agreement, and any other collateral related to the Indebtedness, in any order.

     (s) Exercise any other remedies available to the Bank at law or in equity.

7.   ENVIRONMENTAL MATTERS.

     (a)  The Pledgor represents and warrants:  (i) it is not
in violation of any health, safety,   or environmental  law
or regulation  regarding hazardous substances  and (ii) it is
not the subject of any claim,   proceeding,   notice, or other
communication  regarding  hazardous substances.  "Hazardous
substances"  means any substance,   material or waste that is or
becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any current or future federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas.

     (b) The Pledger shall deliver to the Bank, promptly upon receipt, copies of all notices, orders, or other communications regarding (i) any enforcement action by any governmental authority relating to health, safety, the environment, or any hazardous substances

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with regard to the Pledgor's property, activities, or
operations, or (ii) any claim against the Pledgor regarding hazardous substances.

     (c)  The Bank and its agents and representatives  will
 have the right at any reasonable time, after giving reasonable notice to the Pledgor, to enter and visit any locations where the Collateral  is located for the purposes of
observing the Collateral, taking and removing environmental samples, and conducting tests. The Pledgor shall reimburse the Bank on demand for the costs of any such environmental
investigation and testing.   The Bank will make reasonable
efforts during any site visit, observation  or testing
conducted  pursuant to this paragraph to avoid interfering
with the Pledgor's use of the Collateral. The Bank is under
no duty to observe the Collateral or to conduct tests, and
any such acts by the Bank will be solely for the purposes of protecting the Bank's security and preserving the Bank's rights under this Agreement.  No site visit, observation
or testing or any report or findings  made as a result
thereof  ("Environmental Report") will (i) result in a
waiver of any default of the Pledgor; (ii) impose any
liability on the Bank; or (iii) be a representation  or
warranty of any kind regarding the Collateral  (including
its condition or value or compliance  with any laws) or
the Environmental Report (including its accuracy or completeness). In the event the Bank has a duty or obligation under applicable laws, regulations or other requirements to disclose an Environmental Report to the Pledgor or any other party, the Pledgor authorizes the Bank to make such a disclosure. The Bank may also disclose an Environmental Report to any regulatory authority, and to any other parties as necessary or appropriate in the Bank's judgment. The Pledgor further understands and agrees that any Environmental Report or other information regarding a site visit, observation or testing that is disclosed to the Pledgor by the Bank or its agents and representatives is to be evaluated (including any
reporting or other disclosure   obligations  of the Pledgor) by
the Pledgor without advice or assistance  from the Bank.

     (d) The Pledgor will indemnify and hold harmless the Bank from any loss or liability the Bank incurs in connection with or as a result of this Agreement, which directly or indirectly arises out of the use, generation, manufacture, production,
storage,  release, threatened release, discharge,   disposal
or presence of a hazardous substance. This indemnity will apply whether the hazardous substance is on, under or about the Pledgor's property or operations or property leased to the Pledgor. The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The indemnity extends to the Bank, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns.

8.  WAIVER  OF JURY TRIAL.   EACH PARTY HERETO HEREBY
IRREVOCABLY WAIVES,  TO THE FULLEST  EXTENT PERMITTED
BY APPLICABLE  LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY
JURY IN ANY LEGAL PROCEEDING  DIRECTLY  OR INDIRECTLY
ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS
CONTEMPLATED   HEREBY OR THEREBY  (WHETHER BASED ON CONTRACT,
TORT OR ANY OTHER THEORY).   EACH PARTY HERETO (a) CERTIFIES
THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE
THE FOREGOING  WAIVER,  (b) ACKNOWLEDGES   THAT IT AND THE
OTHER PARTIES  HERETO HAVE BEEN INDUCED  TO ENTER INTO THIS
AGREEMENT  AND THE OTHER DOCUMENTS  CONTEMPLATED   HEREBY BY,
AMONG OTHER THINGS,  THE MUTUAL WAIVERS  AND CERTIFICATIONS
IN THIS SECTION AND (c) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE.

9.  MISCELLANEOUS.

    (a) Any waiver, express or implied, of any provision hereunder and any delay or failure by the Bank to enforce any provision shall not preclude the Bank from enforcing any such provision thereafter.

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   (b)  The Pledger shall,  at the request of the Bank,
execute such other agreements,   documents,  instruments,
or financing statements in connection with this Agreement as the Bank may reasonably deem necessary.

  (c) All notes, security agreements, subordination agreements and other documents executed by the Pledger or furnished to the Bank in connection with this Agreement must be in form and substance satisfactory to the Bank.

  (d) Governing Law. Except to the extent that any law of the United States may apply, this Agreement shall be governed and interpreted according to the laws of New York (the
"Governing   Law State"),   without regard to any choice of
law, rules or principles to the contrary. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of the Bank under federal law.

  (e) All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.


  (f) All terms not defined herein are used as set forth in the Uniform Commercial Code.

  (g)  The Pledger shall pay to the Bank immediately upon
demand the full amount of all payments,   advances,  and
expenses,   including reasonable  attorneys' fees, expended
or incurred by the Bank in connection with (a) the perfection and preservation of the Collateral or the Bank's interest therein, and (b) the realization, enforcement and exercise of any right, power, privilege or remedy conferred  by this
Agreement,   relating to the Pledger,  or in any way affecting
any of the Collateral or the Bank's ability to exercise any of its rights or remedies with respect to the Collateral.

  (h) In the event the Bank seeks to take possession of any or all of the Collateral by judicial process, the Pledger irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

  (i) This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions.

  (j) This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by the Bank and the Pledger.

  (k) The secured parties covered by this Agreement include BANA as well as Bank of America Corporation and its subsidiaries and affiliates. Such secured parties are collectively referred to as the "Bank." If, from time to time, any of the Indebtedness covered by this Agreement includes obligations to entities other than BANA, then BANA shall act as collateral agent for itself and all such other secured parties. BANA shall have the right to apply proceeds of the Collateral against debts, obligations or liabilities constituting all or part of the Indebtedness in such order as BANA may determine in its sole discretion, unless otherwise agreed by BANA and one or more of the other secured parties.

  (l) The Pledger agrees that the Collateral may be sold as provided for in this Security Agreement and expressly waives any rights of notice of sale, advertisement procedures, or related provisions granted under applicable law, including the New York Lien Law.


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10.  FINAL AGREEMENT.    BY SIGNING THIS DOCUMENT EACH
PARTY REPRESENTS  AND AGREES  THAT:   (A) THIS DOCUMENT
REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO
THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C)
THERE ARE NO UNWRITTEN ORAL  AGREEMENTS   BETWEEN  THE
PARTIES,  AND (D) THIS DOCUMENT  MAY NOT BE CONTRADICTED
BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

The parties executed this Agreement as of June 25, 2014, intending to create an instrument executed under seal.

BANK OF AMERICA,  N.A.


By:  /s/ Michael Borello
________________________
Michael Borello, Vice President

Address for Notices:
Bank of America,  N.A.
Doc Retention - GCF
CT2-515-BB-03
70 Batterson  Park Road
Farmington,  CT  06032


Scientific  Industries,   Inc.



By:Helena Santos	(Seal)
_________________
Helena Santos, Chief Executive Officer


Pledgor's Location (principal residence, if the Pledgor is an individual;
chief executive office, if
the Pledgor is not an individual):

70 Orville Drive
Bohemia,  NY 11716-2547

Pledgor's  state of incorporation
or organization (if the Pledgor is a corporation, partnership, limited liability company or other registered entity): Delaware